A Leading Provider of Real Estate Capital To State-Licensed Cannabis Operators November 4, 2026

newlake.comOTCQX: NLCP 2 This presentation has been prepared by NewLake Capital Partners, Inc. (“we”,” “us” or the “Company”) solely for informational purposes. This presentation and related discussion shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities. This presentation contains forward‐looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and are often indicated by words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” “and “could.” Forward looking statements include, among others, statements relating to the Company’s future financial performance, business prospects and strategy, the use of proceeds from our initial public offering, future dividend payments, anticipated financial position, the Company’s acquisition pipeline, liquidity and capital needs and other similar matters. These statements are based on the Company’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those expressed in, or implied by, the forward-looking statements. The Company is providing the information contained herein as of the date of this presentation. Except as required by applicable law, the Company does not plan to update or revise any statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Safe Harbor Statement Use of Non-GAAP Financial Information Adjusted Funds From Operations (“AFFO”) and Funds From Operations (“FFO”) are supplemental non-GAAP financial measures used in the real estate industry to measure and compare the operating performance of real estate companies. A complete reconciliation containing adjustments from GAAP net income attributable to common stockholders and participating securities to AFFO and FFO are included in the appendix to this presentation.

newlake.comOTCQX: NLCP 3 Investment Highlights Scale and Early Mover Founded in 2019, NewLake is the second largest owner of cannabis real estate in the U.S.(1) and the only publicly traded REIT focused exclusively on cannabis real estate. Experienced Team One of the most experienced teams focused on investing in cannabis real estate, outperforming peers and demonstrating consistent capital return to shareholders. Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 11.5 year weighted average remaining lease term. Growth-Oriented Focus Structural tailwinds from recent regulatory catalysts enhance long-term growth profile of the cannabis industry with meaningful opportunity to convert illicit sales to the legal channel and expand consumer demand. Debt-Free Balance Sheet Conservatively capitalized REIT, with zero outstanding debt and an available $90 million credit facility(2), providing significant financial flexibility and capacity to pursue accretive growth opportunities. Attractive Relative to Peers Attractive dividend yield with an 88% AFFO Payout ratio supported by recurring revenue and lowest leverage among REIT peers. (1) Based on management estimates of third-party ownership. (2) Subject to sufficient collateral in the borrowing base and customary lender approval for borrowings in excess of $30.0 million in aggregate principal amount.

newlake.comOTCQX: NLCP 4 By The Numbers(1) Founded in 2019 — 2021 IPO ~$440 Million Invested(2) — Deployed & Committed Q3 2026 AFFO Payout Ratio of 88% — Solid Dividend Coverage 37 Owned Properties(2) — 14 States, 1.7 Million Square Feet Debt-Free Balance Sheet $90 Million Credit Facility (4) 13.3% Wtd. Avg. Yield(3) — 2.6% Annual Rent Escalations Note: (1) Data as of September 30, 2026, unless otherwise noted. (2) Includes two dispensaries acquired subsequent to quarter end. (3) Based on 32 leased properties as of September 30, 2026. (4) Subject to customary lender approval for borrowings in excess of $30 million in aggregate principal amount. 1.3% G&A Ratio — Low General and Administrative Expenses 11.5 Years Remaining Lease Term(3) — Weighted Average 79% Dividend Growth Since IPO — Q3 2026 vs. Q3 2021 34 Leased Properties(2) — 12 Cultivation, 22 Dispensaries

newlake.comOTCQX: NLCP 5 Experienced Management Team Management Anthony Coniglio President, CEO, & Director Co-Founded NewLake in 2019. Former CEO of Primary Capital Mortgage. 14 years at J.P. Morgan investment banking across multiple business lines. Public company board director. Lisa Meyer CFO, Treasurer & Secretary NewLake CFO since 2022 with deep real estate finance leadership experience. Former President & CFO of Western Asset Mortgage Capital Corporation (NYSE-listed REIT); prior experience includes Ernst &Young LLP, Northstar Realty Finance Corp. (NYSE-listed REIT), and FTI Consulting. Niki Krear Vice President of Acquisitions Former financial services experience at William Blair and Maranon Capital. Background in investment banking, private credit, and real estate investing. Board of Directors Gordon DuGan Chairman Formerly was CEO of W.P. Carey & CO., CEO of Gramercy Property Trust, and Chairman of the Board of INDUS Realty Trust Alan Carr Independent Director Co-Founder and CEO of Drivetrain LLC., Director at Unit Corporation and Former MD at Strategic Value Partners Joyce Johnson Independent Director Chairman of Pacific Gate Capital Management; Former Sr. MD of Relativity Capital & MD of Cerberus Capital Peter Martay Independent Director CEO of Pangea Properties. Former banker at Bernstein Global Wealth Management, Glencoe Capital and Deutsche Bank Dina Rollman Independent Director Counsel at Sperling Kenny Nachwalter. Former SVP of Government Affairs at GreenThumb Industries Inc.

# Cannabis Rescheduling & Emerging Industry Catalysts

**On April 22, 2026, Attorney General Blanche rescheduled medical marijuana to Schedule III, setting off a wave of regulatory, market, and capital tailwinds, including the first-ever NYSE listings of U.S. Cannabis companies.**

## Federal Rescheduling

*Moving medical cannabis from Schedule I, the most restrictive federal category, to Schedule III*

- Eliminates 280E tax burden as Medical Cannabis Operators registered with the DEA are Federally legal businesses
- Medical operators can deduct ordinary business expenses for the first time, materially improving cashflow and EBITDA
- Stronger operating cash flow = stronger rent coverage = more resilient dividends for NewLake shareholders

## Hemp Restrictions

*December 2026 Federal ban and state actions targeting hemp-derived THC products (delta-8, etc.)*

- Unregulated, untested, hemp-derived THC products compete directly with state-legal cannabis dispensaries
- Enforced restrictions on these products redirect consumers to the state licensed, regulated market
- Incremental demand flows to state-licensed operators whose cultivation facilities and dispensaries NewLake owns

## Banking & Capital

*Legislative pathways to normalize financial services for state-licensed cannabis*

- SAFE Banking Act would allow federally insured institutions to serve cannabis businesses without federal prosecution risk
- CLIMB Act would enable U.S. cannabis operators, and ancillary firms like NewLake, to uplist to major exchanges such as NYSE and NASDAQ, and allow access to traditional capital markets
- Could attract new institutional investors as cannabis-related stigma in financial markets diminishes

NewLake OTCQX: NLCP newlake.com 6

# NewLake is Focused on a Growing Industry

## Demand for Real Estate Capital Positions NewLake for Continued Growth

### Adult-Use & Medical Markets


WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
AK
HI
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
IN
MI
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA*
WV
PA
NY
VT
NH
ME
MA
CT
RI
NJ
MD
DE
Adult-Use
Medical-Use
Limited Medical CBD Only
N/A

*sales not yet available

### Cannabis Industry Near-Term CAGR


Projected 7.5% CAGR
Billions
$37.6
$40.5
$54.1
2024
2025
2029

Source: BDSA

### State-Level Growth Catalysts

- New states issuing medical cannabis licenses (i.e. TX and NE)
- Limited medical states expanding programs (i.e. TX and GA)
- Strong medical markets transitioning to adult use (i.e. PA and FL)
- New adult-use states initiating sales (i.e. KY and MN)
- Adult-use states with sales not yet available (i.e. VA)
- Continued growth in currently undersupplied adult use markets (i.e. NY, NJ, OH, and CT)

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 8 Continued Acceptance of Cannabis Nationally Americans Increasingly Embrace the Use of Cannabis • 97% of the U.S. population (323 million people) reside in Medical Markets(1,2) • 53% of the U.S. population (176 million people) reside in Adult-Use Markets(2) • 88% of U.S. adults support Adult-Use and/or Medical Cannabis(3) • 140% growth in Americans consuming cannabis in past 10 years(4) • 54% of American adults believe alcohol is more harmful than cannabis(4) Note: population counts based on United States Census Bureau 2023 counts 1) Includes limited medical CBD only markets. 2) Includes markets with sales not yet available. 3) Pew Research most recent survey. 4) Source: Monmouth University poll. Changes in Self-Reported Cannabis Use in the U.S. Source: Wiley Library – Society for the Study of Addiction. Note: DND refers to “daily or near-daily users”.

newlake.comOTCQX: NLCP 9 Four Engines of AFFO Growth 1 2 3 4 Embedded growth requiring no new capital with annual rent escalators averaging 2.6% across the portfolio Annual Rent Escalators Committed capital of $3.25M(1) will generate incremental rental income as capital gets deployed Funding Tenant Improvement Commitments 240k SF across three properties available for lease following tenant disruptions Leasing Available Properties Capacity to fund new sale-leasebacks, built-to-suit projects, and third-party acquisitions with available liquidity New Transaction Deployments (1) Includes $1.7M of committed capital for two dispensaries acquired subsequent to quarter end.

newlake.comOTCQX: NLCP 10 Curaleaf 26.3% Cresco 15.6% Trulieve 12.3% C3 9.8% Calypso 7.9% Mint 6.8% CODES 6.0% Cannabist(2) 4.9% Holistic(3) 3.6% Acreage(4) 3.5% Wellgreens 1.1% Stop 38 Investments(2) 1.0% PharmaCann 0.9% Budr(4) 0.3% Tenant/Borrower Composition(1) Portfolio Overview Early Mover Advantage Created Diverse National Platform • 14 states* • 1.7M square feet* • 15 cultivation assets, 22 dispensaries* • Primarily limited-license jurisdictions (1) Calculated based on October 2026 annualized monthly contractual rent including management fees and interest income on our note receivable. (2) Illinois Cannabist operations to be acquired by Stop 38 Investments, subject to regulatory approval. (3) Prime Wellness is an Acreage subsidiary and our lease is guaranteed by Holistic Industries. (4) Guaranteed by Canopy USA. (5) Guaranteed by GTI. * Represents owned properties, including two dispensaries acquired subsequent to quarter end

# NewLake's Underwriting Approach

## In-Depth Industry Knowledge and Proven Underwriting Approach Mitigates Portfolio Risk

### Tenant Quality

Focus on strong financial profiles

Experienced management teams

Ability to raise capital



65% Public
35% Private
92% MSO[3]
8% SSO
92% Vertically Integrated in the State

### Cannabis Market

Emphasis on limited-license jurisdictions

Better operating environment for tenant

More value created for real estate

Est. # of Cultivation Licenses Operating[1]



1,350
1,150
155
63
33
21
21
OR
WA
MA
MO
PA
IL
FL

### Real Estate

Strong property level cashflows

Above market four-wall coverage

Most properties in/near major metropolitan areas

Estimated Four-Wall[2] Coverage



5.2x
4.1x
3.5x
3.2x
2.9x
2.5x
FCPT
NLCP
EPRT
BNL
O
GTY

Note: Data as of September 30, 2026; based on current rent for leased properties.

[1] Cultivation licenses sourced from state reporting and management estimates.

[2] NewLake Four Wall coverage is calculated as property-level EBITDA+rent divided by rent. Estimates based on actual Q2 2026 property level financial information, when available, and management estimates based on Tenant reporting. Comparable REIT data based on Essential Properties Trust Q3 2026 Investor Presentation.

[3] Includes one cultivation property owned by a single state entity but managed by an MSO

NewLake OTCQX: NLCP

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newlake.comOTCQX: NLCP 12 Deal Structure & Risk Management Deal Structure • 100% triple net leases • 15–20 year lease terms • Parent company guarantees • Annual escalations • Security deposits • Cross-collateralization and cross-securitization • Ability to substitute to better performing assets • Strategic divestiture of underutilized assets • Third-party construction review Financial Reporting Portfolio Management • All leases require quarterly facility level reporting • Review quarterly financials and annual audited financials • Regular operational update calls with tenants Deal Structure and Active Portfolio Management Proactively Addresses Portfolio Concerns

# Tenant Composition by Annualized Base Rent

| Tenant | Annualized Base Rent (%)[1] | SF | # of Leases | Q2 2026[2] | | Tenant Information |
|---|---|---|---|---|---|---|
| | | | | Revenue | Adj. EBITDA[3] | MSO / SSO |
| Curaleaf | 26.3% | 462,947 | 10 | $340 | $70 | MSO |
| Cresco Labs | 15.6% | 235,250 | 4 | $173 | $40 | MSO |
| Trulieve | 12.3% | 144,602 | 1 | $271 | $98 | MSO |
| C3 Industries | 9.8% | 156,366 | 3 | Private Co | Private Co | MSO |
| Calypso | 7.9% | 99,163 | 1 | Private Co | Private Co | SSO |
| Mint | 6.8% | 100,758 | 1 | Private Co | Private Co | MSO |
| CODES | 6.0% | 89,400 | 2 | Private Co | Private Co | MSO |
| The Cannabist Company | 5.9% | 80,718 | 4 | $80[4] | $3[4] | MSO |
| Prime Wellness[5] | 3.6% | 30,625 | 1 | Private Co | Private Co | MSO |
| Acreage[6] | 3.5% | 38,380 | 1 | Private Co | Private Co | MSO |
| Wellgreens | 1.1% | 2,470 | 1 | Private Co | Private Co | SSO |
| PharmaCann | 0.9% | 14,851 | 2 | Private Co | Private Co | MSO |
| Budr[7] | 0.3% | 2,872 | 1 | Private Co | Private Co | MSO |

Note: NewLake data is as of September 30, 2026, unless otherwise noted

1) Calculated based on October 2026 annualized monthly contractual rent and includes management fees. Does not include any properties acquired subsequent to quarter end.
2) U.S dollars in millions, based on each company's public securities filings and earnings release, available at www.sec.gov or www.sedar.com.
3) Adjusted EBITDA is a non-GAAP financial measure utilized in the industry. For definitions and reconciliations of Adjusted EBITDA to net income, see each company's public securities filings.
4) Represents Q3 2025 financial data. The Company has filed for Bankruptcy under Canadian Law. Includes operations to be sold to Stop 38 Investments, subject to regulatory approval.
5) Owned by Acreage Holdings and our lease is guaranteed by Holistic Industries.
6) Guaranteed by Canopy USA.
7) Guaranteed by GTI.

NewLake OTCQX: NLCP

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newlake.comOTCQX: NLCP 14 Portfolio Composition by State State Annualized Base Rent (%)(1) Square Feet # of Properties Cultivation Dispensary Total Cultivation Dispensary Pennsylvania 25.4% 312,421 13,116 325,537 4 4 Florida 21.6% 417,350 - 417,350 1 - Illinois 17.4% 255,257 17,727 272,984 2 4 Missouri 13.5% 176,378 - 176,378 2 - Massachusetts 8.7% 223,122 15,406 238,528 3 2 Arizona 6.8% 100,758 - 100,758 1 - Connecticut 2.6% 58,436 14,053 72,489 1 2 Ohio 1.7% - 20,249 20,249 - 4 California 1.1% - 2,470 2,470 - 1 Arkansas 0.5% - 7,592 7,592 - 1 North Dakota 0.5% - 4,590 4,590 - 1 Kentucky 0.1% - 3,360 3,360 - 1 Nevada - 56,536 - 56,536 1 - 1) Calculated based on October 2026 annualized rent and includes management fees. Does not include any properties acquired subsequent to quarter end.

# Financial Overview

## Key Data

| | |
|---|---|
| Stockholders' Equity | $378 Million |
| Invested & Committed Capital | $435 Million |
| Cash | $18 Million |
| Debt | None |
| Market Capitalization[1] | $281 Million |
| Stock Price[1] | $13.66 |
| Dividend Yield[2] | 12.6% |
| Common Shares Outstanding | 20,580,766 |
| Book Value per share | $18.35 |
| 3Q26 Annualized Dividend[3] | $1.72 |
| Target AFFO Payout Ratio | 80% - 90% |
| 3Q26 Revenue Annualized[4] | $48 Million |
| G&A Expense Ratio[5] | 1.3% |

## Dividend Growth per Share



$0.55
$1.44
$1.57
$1.70
$1.72
$1.72
2021 3
2022
2023
2024
2025
2026 3

Note: Data is as of September 30, 2026, unless otherwise noted.
[1] Based on the November 2, 2026, closing price.
[2] Calculated as Q3 2026 annualized dividend divided by the November 2, 2026, closing stock price.
[3] Dividends for 2021 reflect a partial year following our August 2021 IPO. 2026 reflects the annualized Q3 2026 dividend of $0.43 per share, declared on September 14, 2026.
[4] Calculated using annualized Total Revenue for the three months ending September 30, 2026.
[5] Calculated using annualized general and administrative expenses, excluding stock-based compensation, for the three months ending September 30, 2026, over Total Assets as of September 30, 2026.

NewLake OTCQX: NLCP
newlake.com 15

newlake.comOTCQX: NLCP 16 Investment Highlights Scale and Early Mover Founded in 2019, NewLake is the second largest owner of cannabis real estate in the U.S.(1) and the only publicly traded REIT focused exclusively on cannabis real estate. Experienced Team One of the most experienced teams focused on investing in cannabis real estate, outperforming peers and demonstrating consistent capital return to shareholders. Quality Portfolio Quality portfolio has delivered dividend growth, up 79% since IPO, with 11.5 year weighted average remaining lease term. Growth-Oriented Focus Structural tailwinds from recent regulatory catalysts enhance long-term growth profile of the cannabis industry with meaningful opportunity to convert illicit sales to the legal channel and expand consumer demand. Debt-Free Balance Sheet Conservatively capitalized REIT, with zero outstanding debt and an available $90 million credit facility(2), providing significant financial flexibility and capacity to pursue accretive growth opportunities. Attractive Relative to Peers Attractive dividend yield with an 88% AFFO Payout ratio supported by recurring revenue and lowest leverage among REIT peers. (1) Based on management estimates of third-party ownership. (2) Subject to sufficient collateral in the borrowing base and customary lender approval for borrowings in excess of $30.0 million in aggregate principal amount.

newlake.comOTCQX: NLCP 17 How to Buy Our Stock E-Trade ----------------------------------------------- 800.387.2331 Charles Schwab ------------------------------------ 866.855.9102 Interactive Brokers --------------------------------- 877.442.2757 StoneX ------------------------------------------------ www.stonex.com Roth Capital ----------------------------------------- 800.678.9147 ATB ---------------------------------------------------- atbcm.atb.com BTIG --------------------------------------------------- www.btig.com Jones Trading --------------------------------------- 800.203.6611 Fidelity ------------------------------------------------ 800.972.2155 Ameriprise-------------------------------------------- 800.862.7919 Wells Fargo Advisors------------------------------ 877.573.7997 You can buy NewLake Capital shares on the US OTC Markets under the ticker symbol NLCP with the brokers listed below. Note: Brokers are based on the Company's most recent knowledge. Broker policies may change without notice.

Supplemental Information

# Quarterly Performance Summary

| (In thousands, except share amounts) | Q3 2026 | Q2 2026 | Q1 2026 | Q4 2025 | Q3 2025 | Q2 2025 | Q1 2025 |
|---|---|---|---|---|---|---|---|
| | 2026 | | | 2025 | | | |
| Total Revenue | $12,024 | $12,087 | $12,309 | $12,343 | $12,587 | $12,932 | $13,209 |
| General and Administrative Expense[1] | 1,323 | $1,564 | $1,573 | $1,547 | $1,301 | $1,374 | $1,832 |
| General and Administrative Expense[1]/Total Revenues | 11.0% | 12.9% | 12.8% | 12.5% | 10.3% | 10.6% | 13.9% |
| General and Administrative Expense[1]/Total assets | 1.3% | 1.5% | 1.5% | 1.4% | 1.2% | 1.3% | 1.7% |
| Net Income Attributable to Common Stockholders | $4,176 | $5,896 | $5,775 | $6,036 | $6,666 | $7,319 | $6,297 |
| Net Income Attributable to Common Stockholders Per Share - Diluted | $0.20 | $0.29 | $0.28 | $0.29 | $0.32 | $0.36 | $0.31 |
| FFO Attributable to Common Stockholders – Diluted | $9,968 | $9,857 | $9,737 | $10,020 | $10,651 | $11,352 | $10,283 |
| FFO per share – Diluted | $0.47 | $0.47 | $0.46 | $0.48 | $0.51 | $0.54 | $0.49 |
| AFFO Attributable to Common Stockholders – Diluted | $10,332 | $10,262 | $10,091 | $10,624 | $11,022 | $11,455 | $10,724 |
| AFFO per share – Diluted | $0.49 | $0.49 | $0.48 | $0.51 | $0.52 | $0.55 | $0.51 |
| Payout Ratio | 88% | 88% | 90% | 85% | 82% | 79% | 84% |


Revenue
$12,024
$12,087
$12,309
$12,343
$12,587
$12,932
$13,209
Q3'26
Q2'26
1Q'26
Q4'25
3Q'25
2Q'25
1Q'25


FFO
$0.47
$0.47
$0.46
$0.48
$0.51
$0.54
$0.49
Q3'26
Q2'26
Q1'26
Q4'25
Q3'25
Q2'25
Q1'25'


AFFO
$0.49
$0.49
$0.48
$0.51
$0.52
$0.55
$0.51
Q3'26
Q2'26
Q1'26
Q4'25
Q3'25
Q2'25
Q1'25

(1) General and administrative expenses excludes stock-based compensation

NewLake OTCQX: NLCP
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newlake.comOTCQX: NLCP 20 Balance Sheet (In thousands, except share amounts) September 30, 2026 December 31, 2025 Assets: Real Estate Land $23,453 $22,903 Building and Improvements 405,358 404,983 Total Real Estate 428,811 427,886 Less Accumulated Depreciation (68,019) (57,916) Net Real Estate 360,792 369,970 Real Estate Held for Sale 4,802 4,802 Cash and Cash Equivalents 17,860 23,937 In-Place Lease Intangible Assets, net 12,371 15,710 Loan Receivable, net (Current Expected Credit Loss of $42 and $71, respectively) 4,708 4,929 Other Assets 1,498 1,481 Total Assets $402,031 $420,829 Liabilities and Equity: Liabilities: Accounts Payable and Accrued Expenses $1,310 $1,307 Revolving Credit Facility - 7,600 Dividends and Distributions Payable 9,041 9,169 Security Deposits 6,664 6,728 Rent Received in Advance 754 1,013 Other Liabilities 132 324 Total Liabilities 17,901 26,141 Commitments and Contingencies Equity: Preferred Stock, $0.01 Par Value, 100,000,000 Shares Authorized, 0 and 0 Shares Issued and Outstanding, Respectively - - Common Stock, $0.01 Par Value, 400,000,000 Shares Authorized, 20,580,766 and 20,552,632 Shares Issued and Outstanding, Respectively 206 205 Additional Paid-In Capital 447,749 447,185 Accumulated Deficit (70,381) (59,449) Total Stockholders' Equity 377,574 387,941 Noncontrolling Interests 6,556 6,747 Total Equity 384,130 394,688 Total Liabilities and Equity $402,031 $420,829

newlake.comOTCQX: NLCP 21 Statement of Operations For the Three Months Ended September 30, For the Nine Months Ended September 30, (In thousands, except share amounts) 2026 2025 2026 2025 Revenue: Rental Income $11,828 $12,335 $35,376 $37,485 Interest Income from Loans 138 137 415 408 Fees and Reimbursables 58 115 629 835 Total Revenue 12,024 12,587 $36,420 $38,728 Expenses: Reimbursable Property Expenses 48 46 434 713 Property Carrying Costs 276 145 643 150 Depreciation and Amortization Expense 5,724 3,874 13,454 11,634 General and Administrative Expenses: Compensation Expense 943 933 2,902 2,808 Professional Fees 337 334 1,247 1,137 Other General and Administrative Expenses 367 350 1,284 1,314 Total General and Administrative Expenses 1,647 1,617 5,433 5,259 Total Expenses 7,695 5,682 19,964 17,756 Loss on Sale of Real Estate - - - (34) Provision for Current Expected Credit Loss 9 11 29 34 Income From Operations 4,338 6,916 16,485 20,972 Other Income (Expense): 56 97 208 274 Interest Expense (146) (232) (576) (616) Total Other Income (Expense) (90) (135) (368) (348) Net Income 4,248 6,781 16,117 20,630 Net Income Attributable to Noncontrolling Interests (72) (115) (271) (234) Net Income Attributable to Common Stockholders $4,176 $6,666 $15,846 $20,282 Net Income Attributable to Common Stockholders Per Share - Basic $0.20 $0.32 $0.77 $0.98 Net Income Attributable to Common Stockholders Per Share - Diluted $0.20 $0.32 $0.77 $0.98 Weighted Average Shares of Common Stock Outstanding – Basic 20,674,980 20,629,562 20,662,352 20,613,788 Weighted Average Shares of Common Stock Outstanding – Diluted 21,047,217 20,995,800 21,034,257 20,981,539

newlake.comOTCQX: NLCP 22 Non-GAAP Financial Information The table below is a reconciliation of net income attributable to common stockholders to FFO and AFFO for the three and nine months ended September 30, 2026 and 2025, (in thousands, except share and per share amounts) For the Three Months Ended September 30, For the Nine Months Ended September 30, (In thousands, except share amounts) 2026 2025 2026 2025 Net Income Attributable to Common Stockholders $4,176 $6,666 $15,846 $20,282 Net Income Attributable to Noncontrolling Interests 72 115 271 348 Net Income 4,248 6,781 16,117 20,630 Adjustments: Real Estate Depreciation and Amortization 5,720 3,870 13,441 11,621 Loss on Sale of Real Estate - - - 34 FFO Attributable to Common Stockholders – Diluted $9,968 $10,651 $29,558 $32,285 Provision for Current Expected Credit Loss (9) (11) (29) (34) Stock-Based Compensation 324 316 971 750 Non-Cash Interest Expense 50 67 185 202 Amortization of Straight-Line Rent Expense (1) (1) (2) (4) AFFO Attributable to Common Stockholders – Diluted $10,332 $11,022 $30,683 $33,199 FFO per share – Diluted $0.47 $0.51 $1.41 $1.54 AFFO per share – Diluted $0.49 $0.52 $1.46 $1.58

newlake.comOTCQX: NLCP 23 Lease Expiration Schedule(1) 0.8% 0.9% 3.6% 1.3% 32.8% 0.4% 60.1% 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Thereafter Less than 2% of leases expiring in the next 6 years Year # of Leases Rentable SF Annualized Base Rent SF % ABR % 2026 - - - - - 2027 - - - - - 2028 - - - - - 2029 2 9 0.6% $385 0.8% 2030 - - - - - 2031 2 15 1.0% $432 0.9% 2032 7 39 2.7% $1,698 3.6% 2033 2 10 0.7% $615 1.3% 2034 6 415 28.5% $15,525 32.8% 2035 2 9 0.6% $211 0.4% Thereafter 11 961 65.9% $28,432 60.1% Total 32 1,458 100.0% $47,298 100.0% (1) Data based on operational properties.

# Cultivation Property List

| Tenant | State | City | Date Acquired | % Leased | Square Feet | Invested / Committed Capital $ | | | |
|---|---|---|---|---|---|---|---|---|---|
| | | | | | | Invested | Committed | Total $ | Total $ PSF |
| Acreage[(1)] | Massachusetts | Sterling | 10/24/2019 | 100% | 38,380 | $9,787,999 | - | $9,787,999 | $255 |
| Prime Wellness[(2)] | Pennsylvania | Sinking Springs | 10/24/2019 | 100% | 30,625 | $10,158,372 | - | $10,158,372 | $332 |
| C3 Industries | Connecticut | East Hartford | 5/7/2024 | 100% | 58,436 | $4,973,093 | - | $4,973,093 | $85 |
| C3 Industries | Missouri | O'Fallon | 4/1/2022 | 100% | 94,570 | $34,000,000 | - | $34,000,000 | $360 |
| Calypso | Pennsylvania | Erie | 10/29/2021 | 100% | 99,163 | $32,013,378 | - | $32,013,378 | $323 |
| The Cannabist Company | Illinois | Aurora | 12/24/2019 | 100% | 32,802 | $11,469,139 | - | $11,469,139 | $350 |
| The Cannabist Company | Massachusetts | Lowell | 12/24/2019 | 100% | 38,890 | $14,777,302 | - | $14,777,302 | $380 |
| Cresco Labs | Illinois | Lincoln | 12/11/2019 | 100% | 222,455 | $50,677,821 | - | $50,677,821 | $228 |
| Curaleaf | Florida | Mt. Dora | 8/4/21 | 100% | 417,350 | $75,983,217 | - | $75,983,217 | $182 |
| CODES | Missouri | Chaffee | 12/20/2021 | 100% | 81,808 | $21,132,965 | - | $21,132,965 | $258 |
| Mint | Arizona | Phoenix | 6/24/2021 | 100% | 100,758 | $21,815,268 | - | $21,815,268 | $209 |
| Trulieve | Pennsylvania | Mckeesport | 10/18/2020 | 100% | 144,602 | $41,500,000 | - | $41,500,000 | $287 |
| Vacant | Massachusetts | Fitchburg | 6/30/2021 | 0% | 145,852 | $42,275,000 | - | $42,275,000 | $290 |
| Vacant | Pennsylvania | Pottsville | 6/30/2022 | 0% | 38,031 | $15,278,586 | - | $15,278,586 | $402 |
| Vacant | Nevada | Sparks | 6/30/2022 | 0% | 56,536 | $13,578,804 | - | $13,578,804 | $240 |

(1) Guaranteed by Canopy USA.
(2) Prime Wellness is an Acreage subsidiary and our lease is guaranteed by Holistic Industries.

NewLake OTCQX: NLCP
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# Dispensary Property List

| Tenant | State | City | Date Acquired | % Leased | Square Feet | Invested / Committed Capital $ | | |
|---|---|---|---|---|---|---|---|---|
| | | | | | In Place | Total Invested | Total Committed | Total $ PSF |
| Budr[1] | Connecticut | Uncasville | 10/30/2019 | 100% | 2,872 | $925,751 | | $322 |
| The Cannabist Company | Illinois | Chicago | 12/24/2019 | 100% | 4,736 | $1,127,931 | | $238 |
| The Cannabist Company | Massachusetts | Greenfield | 12/24/2019 | 100% | 4,290 | $2,108,951 | | $492 |
| Cresco Labs | Ohio | Proctorville | 2/19/2025 | 100% | 5,807 | $990,000 | | $171 |
| Cresco Labs | Ohio | Bridgeport | 4/25/25 | 100% | 3,508 | $875,000 | | $223 |
| Curaleaf | Illinois | Chicago | 1/29/2021 | 100% | 5,040 | $3,152,185 | | $625 |
| Curaleaf | North Dakota | Minot | 1/29/2021 | 100% | 4,590 | $2,011,530 | | $438 |
| Curaleaf | Connecticut | Groton | 2/28/2020 | 100% | 11,181 | $2,773,755 | | $248 |
| Curaleaf | Pennsylvania | King of Prussia | 1/29/2020 | 100% | 1,968 | $1,752,788 | | $891 |
| Curaleaf | Pennsylvania | Brookville | 6/12/2025 | 100% | 4,167 | $963,811 | | $231 |
| Curaleaf | Illinois | Litchfield | 1/29/2020 | 100% | 1,851 | $540,700 | | $292 |
| Curaleaf | Illinois | Morris | 1/29/2020 | 100% | 6,100 | $1,567,005 | | $257 |
| Curaleaf | Ohio | Newark | 2/28/2020 | 100% | 7,200 | $3,207,606 | | $446 |
| Curaleaf | Pennsylvania | Morton | 2/28/2020 | 100% | 3,500 | $2,111,999 | | $603 |
| C3 Industries | Kentucky | Wilder | 8/4/2026 | 100% | 3,360 | $550,000 | $1,550,000 | $625 |
| CODES | Arkansas | Little Rock | 1/29/2020 | 100% | 7,592 | $1,964,801 | | $259 |
| PharmaCann | Pennsylvania | Shamokin | 2/24/2020 | 100% | 3,481 | $1,200,000 | | $345 |
| PharmaCann | Massachusetts | Shrewsbury | 2/24/2020 | 100% | 11,116 | $1,900,000 | | $171 |
| PharmaCann | Ohio | Wapakoneta | 11/4/2022 | 100% | 3,735 | $1,550,000 | | $415 |
| Wellgreens | California | San Diego | 12/24/2019 | 100% | 2,470 | $4,581,419 | | $1,855 |

(1) Guaranteed by GTI

NewLake OTCQX: NLCP

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Thank You Company Contact: Lisa Meyer CFO, Treasurer and Secretary Lmeyer@newlake.com Investor Relations Contact: Valter Pinto / Jack Perkins KCSA Strategic Communications NewLake@KCSA.com (212) 896-1254